                                  CERTIFICATE SPECIFICATIONS

GROUP CONTRACT OWNER                         ["MFS Regatta Insurance Trust"]

GROUP CONTRACT NUMBER                        [12345]

CERTIFICATE NUMBER                           [79-7900-123456]

CERTIFICATE TYPE                             [Non Qualified] or [Qualified plan
                                             under IRS code section 401, 403(b)
                                             or 408A]

PARTICIPANT/ANNUITANT                        [John J. Doe, Participant]
                                             [Mary J. Doe, Annuitant]

AGE OF PARTICIPANT                           [35]

AGE OF ANNUITANT                             [35]

DATE OF COVERAGE                             [June 21, 1998]

COVERED PERSON                               [Participant, unless indicated
                                             otherwise above]

CERTIFICATE ANNIVERSARY DATE                 [June 21, 1999 ]

INITIAL PURCHASE PAYMENT                     [$100,000]

MINIMUM INITIAL PURCHASE PAYMENT             [$20,000]

MINIMUM ADDITIONAL PAYMENT                   [$ 1,000]

MAXIMUM PURCHASE PAYMENT                     [Any purchase payment that would
(WITHOUT PRIOR APPROVAL OF THE COMPANY)      NOT cause Account Value to exceed
                                             $2,000,000]

BENEFICIARY (RELATIONSHIP)                   [Susan J. Doe (Daughter)]

ANNUITY COMMENCEMENT DATE                    [July 1, 2058] [If Charitable
                                             Remainder Trust, July 1, 2063]

ANNUITY OPTION                               [Deferred]

          Minimum Annuity Purchase Amount    [$5,000]

          Minimum Initial Annuity Payment
          Amount                             [$50]

          Account Fee After Annuity
          Commencement Date                  [$35]

ACCOUNT FEE                                  [$35]

MAXIMUM ACCOUNT FEE                          [$50]

MINIMUM ACCOUNT VALUE FOR WAIVER OF
ACCOUNT FEE                                  [$100,000]

INITIAL GUARANTEE PERIODS(S)                 ["1-10 Year" or "Non-Elected"]

GUARANTEED INTEREST RATE                     ["1YR-4.5%, "3YR-5.6%" or "N/A"]

          Minimum Guarantee Period Amount    [$1,000]

          Minimum Guarantee Interest Rate    3%

          Market Value Adjustment ("b"
          Factor)                            [0%]           Maximum 0.25%

CURRENT FEE PER TRANSFER                     [$0]

          Maximum Fee Per Transfer           [$25]

          Maximum Number of Transfers per
          Year                               [12]

          Minimum Transfer Amount            [$1,000]

          Minimum Remaining in Sub-Account
          after Transfer                     [$1,000]

          ANNUAL ASSET CHARGE                [ 1.40%] or [1.55%] or [1.65%] or
                                             [1.80%]

           Under $1,000,000                  [1.40% after Annuity Commencement
                                             Date] [1.15%] or [1.30%] or 1.40%]
                                             or [1.55%]

           $1,000,000 and over               [1.15% after Annuity Commencement
                                             Date]

BASIC DEATH BENEFIT                          [The greatest of 1, 2 or 3 shown in
                                             the "Amount of Death Benefit"
                                             provision]

OPTIONAL DEATH BENEFIT (S)                   [None]
(Only available if Covered Person is
age 79 or younger)

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]       [The Basic Death Benefit plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                adjusted Purchase Payments, up
                                                to an amount no greater than 40%
                                                of adjusted Purchase Payments,

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over adjusted Purchase
                                                Payments up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision]

[MAXIMUM ACCOUNT ANNIVERSARY VALUE           [The greater of the Basic Death
BENEFIT ("MAV")]                             Benefit and the highest
                                             Accumulation Account Value on any
                                             Contract Anniversary prior to the
                                             Covered Person's 81st birthday,
                                             adjusted for any subsequent
                                             Purchase Payments and Partial
                                             Withdrawals and Charges made
                                             between such Account Anniversary
                                             and the Death Benefit Date.]

                                                             [and]


[5% PREMIUM ROLL UP BENEFIT ("5%             [The greater of the Basic Death
ROLL UP")]                                   Benefit and your total purchase
                                             payments plus interest accrued as
                                             follows:

                                             -  Interest will accrue on Purchase
                                                Payments allocated to and
                                                transfers to the Variable
                                                Account while they remain in the
                                                Variable Account at 5% per year
                                                until the first day of the month
                                                following the Covered Person's
                                                80th birthday or until the
                                                Purchase Payment or amount
                                                Transferred has doubled in
                                                amount, whichever is earlier]

[HOW WILL THE BENEFITS OFFERED BY            [MAV AND 5% ROLL UP:
THESE RIDERS BE CALCULATED IF MORE
THAN ONE IS ELECTED?]                        The death benefit will equal the
                                             greater of:

                                             -  Maximum Account Anniversary
                                                Value Benefit
                                             -  5% Premium Roll up Benefit]

                                             [MAV AND EEB:
                                             The death benefit will equal the:
                                             Maximum Account Anniversary Value
                                             Benefit plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments,

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

                                             [5% ROLL UP AND EEB:

                                             The death benefit will equal the 5%
                                             Premium Roll up Benefit plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments,

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments, up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

                                             [MAV, 5% ROLL UP AND EEB:

                                             The death benefit will equal the
                                             greater of

                                             -  Maximum Account Anniversary
                                                Value Benefit

                                             -  5% Premium Rollup Benefit

                                                            PLUS

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments,

                                                             or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments, up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

[EARNINGS ENHANCEMENT BENEFIT PLUS              [The Basic Death Benefit plus
("EEB PLUS")]
                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                adjusted Purchase Payments, up
                                                to an amount no greater than
                                                150% of adjusted Purchase
                                                Payments*

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over adjusted Purchase
                                                Payments up to an amount no
                                                greater than 75% of adjusted
                                                Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                *(After the seventh Certificate
                                                Anniversary, in determining 150%
                                                or 75% of adjusted Purchase
                                                Payments, any purchase payment
                                                made within 12 months prior to
                                                the date of death will be
                                                deducted from the adjusted
                                                Purchase Payment calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT           [The greater of the Basic Death
MAXIMUM ACCOUNT ANNIVERSARY VALUE            Benefit and the highest
BENEFIT ("EEB PLUS MAV")]                    Accumulation Account Value on any
                                             Certificate Anniversary prior to
                                             the Covered Person's 81st birthday,
                                             adjusted for any subsequent
                                             Purchase Payments and Partial
                                             Withdrawals and Charges made
                                             between such Account Anniversary
                                             and the Death Benefit Date
                                             ("Maximum Account Anniversary Value
                                             Benefit")

                                                           plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                ["Maximum Account Anniversary
                                                Value Benefit"] over adjusted
                                                Purchase Payments, up to an
                                                amount no greater than 150% of
                                                adjusted Purchase Payments*

                                                            Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the ["Maximum Account
                                                Anniversary Value Benefit"] over
                                                adjusted Purchase Payments up to
                                                an amount no greater than 75% of
                                                adjusted Purchase Payments *,

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                *(After the seventh Certificate
                                                Anniversary, in determining 150%
                                                or 75% of adjusted Purchase
                                                Payments, any purchase payment
                                                made within 12 months prior to
                                                the date of death will be
                                                deducted from the adjusted
                                                Purchase Payment calculation).]

[EARNINGS ENHANCEMENT BENEFIT PLUS           [The greater of the Basic Death
5% PREMIUM ROLL UP BENEFIT ("EEB             Benefit and your total purchase
PLUS 5% ROLL UP")]                           payments plus interest accrued as
                                             follows:

                                             -  Interest will accrue on Purchase
                                                Payments allocated to and
                                                transfers to the Variable
                                                Account while they remain in the
                                                Variable Account at 5% per year
                                                until the first day of the month
                                                following the Covered Person's
                                                80th birthday or until the
                                                Purchase Payment or Amount
                                                Transferred has doubled in
                                                amount, whichever is earlier
                                                ("5% Premium Roll Up Benefit")

                                                             Plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the 5%
                                                Premium Roll Up Benefit over
                                                adjusted Purchase Payments, up
                                                to an amount no greater than
                                                150% of adjusted Purchase
                                                Payments*

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the 5% Roll Up Benefit over
                                                adjusted Purchase Payments up to
                                                an amount no greater than 75% of
                                                adjusted Purchase Payments *

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                *(After the seventh Certificate
                                                Anniversary, in determining 150%
                                                or 75% of adjusted Purchase
                                                Payments, any purchase payment
                                                made within 12 months prior to
                                                the date of death will be
                                                deducted from the adjusted
                                                Purchase Payment calculation),]

[WHAT BENEFIT IS PAYABLE UNDER ANY           [If the spouse of the Covered
OPTIONAL DEATH BENEFIT IN THE EVENT          Person chooses to continue this
THE COVERED PERSON'S SPOUSE CHOOSES          Certificate after the Covered
TO CONTINUE THE CERTIFICATE AFTER            Person's death, the amount payable
THE COVERED PERSON'S DEATH?]                 under this Rider will be credited
                                             to the Accumulation Account Value
                                             as of the Death Benefit Date.
                                             Thereafter, the Rider will continue
                                             in force and be payable upon the
                                             spouse's death. For purposes of
                                             calculating this benefit upon the
                                             spouse's death, the Accumulation
                                             Account Value on the Covered
                                             Person's Death Benefit Date
                                             (inclusive of any Death Benefit
                                             Amount increases) will be
                                             considered the Initial Net Purchase
                                             Payment. If a benefit is payable on
                                             the spouse's Death Benefit Date,
                                             the Death Benefit Amount will be
                                             based on the spouse's age on the
                                             Date of Coverage.]

Available Fund Options:

[            ]